UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2023

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	84-3976002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

255 Alhambra Circle, Suite 435

Coral Gables, FL 33134

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(305) 764-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 6, 2023, the Federal Aviation Agency (“FAA”) issued to AerSale Corporation (the “Company”) a Supplemenetal Type Certificate (“STC”) for AerAware™, the Company’s groundbreaking Enhanced Flight Vision System (“EFVS”) for the Boeing B737NG product line. This achievement marks the world’s first commercial EFVS system to achieve a 50% visual advantage (over unaided natural vision) and the first large transport aircraft to be certified with a complete dual-pilot EFVS solution featuring a Head-Wearable Display. The Company developed the AerAware certification program under license with The Boeing Company, which included access to necessary technical services, maintenance, and engineering data.

The certification of AerAware is the result of a collaboration with Universal Avionics, an Elbit Systems company, which features the integration of ClearVisionTM technology developed by their team, including dual SkyLensTM Head-Wearable Displays and a state-of-the-art EVS-5000 multispectral camera providing heads-up capability to overcome low visibility – both day and night. AerAware incorporates Synthetic Vision and Enhanced Vision Systems along with Primary Flight Display symbology, resulting in a user-controlled Combined Vision System that substantially increases situational awareness during all phases of flight including low visibility operations.

AerAware’s benefits include enhanced safety, reduced operating costs, better airline efficiency and environmental advantages. The system's core capability is its capacity to enhance safety and situational awareness during all phases of flight, and not just limited to low visibility weather conditions. Moreover, the AerAware EFVS system aligns with the FAA’s Next Generation Air Transportation System project as an operational improvement initiative related to Improved Approaches and Low-Visibility Operations. It is a key strategic aspect of the FAA’s Human Systems Integration Roadmap envisioned to achieve the transformation of the National Airspace System.

Key Features and Benefits of AerAware:

•Enhanced Safety: With a 50% visual advantage, the AerAware EFVS substantially improves crew resource management and cockpit coordination, reducing the risk of accidents in all conditions (not just those where visibility is limited) during all phases of flight and lowers the dispatch minimums by 50%. Additionally, AerAware greatly enhances flight crew situational awareness, which results in improved energy management during critical phases of flight.

•Improved Efficiency: Pilots can confidently take off and land in limited visibility conditions, leading to fewer delays and cancellations - ultimately saving time and resources. Furthermore, the AerAware system provides dispatch and landing approach priority, as well as low visibility landing capability, regardless of the destination airport's infrastructure, resulting in improved operational efficiency.

•Reduced Costs: AerAware minimizes the potential for delays, diversions, and cancellations, reducing the need for expensive alternate transportation/hotel arrangements and aircraft repositioning costs, ultimately benefiting both airlines and passengers. Additionally, a reduction in fuel burn is achieved when flights can avoid holding patterns while waiting for improved visibility to land.

•Reduced Environmental Impact: Enhanced route efficiency during adverse weather contributes to lower fuel consumption and carbon emissions, aligning with the aviation industry's commitment to sustainability and ESG.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K may constitute forward-looking statements, and include, but are not limited to, changes in the market for our services; changes in applicable laws or regulations; the ability to launch new services and products or to profitably expand into new markets; and expectations of other economic, business and/or competitive factors. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential”, or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report on Form 8-K are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements. You should review additional disclosures we make in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC.

Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. You should read this Current Report on Form 8-K completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

Date: December 6, 2023	By:	/s/ James Fry
	Name:	James Fry
	Title:	Executive Vice President, General Counsel & Corporate Secretary